UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2017

_________________

WIDEPOINT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33035	52-2040275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7926 Jones Branch Drive, Suite 520, McLean, Virginia (Address of Principal Executive Office)		22102 (Zip Code)
Registrant’s telephone number, including area code: (703) 349-2577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2017, the stockholders of WidePoint Corporation (the “Company”) approved the WidePoint Corporation 2017 Omnibus Incentive Plan (the “Plan”) authorizing the Company to issue up to 6,500,000 shares of its common stock to continue to meet its compensation goals for current and future years. The Plan was filed as Appendix A to the Company’s definitive proxy statement filed October 31, 2017 and the terms thereof are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 14, 2017, the Company held an annual meeting of its stockholders to vote on the following proposals:

Proposal One: The board of directors nominated two nominees to stand for election at the annual meeting and the nominees were elected by a plurality of votes cast by shares entitled to vote at the meeting. In accordance with the voting results listed below, Alan B. Howe and Philip Richter were elected until the annual meeting of stockholders in the year 2020 and until their successor is elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Alan B. Howe	33,741,566	5,275,530	35,009,755
Philip Richter	33,623,518	5,393,578	35,009,755

Proposal Two: The Board of Directors sought stockholder approval of the Plan. In accordance with the voting results listed below, the Plan was approved.

For	Against	Abstain	Broker Non-Votes
33,416,853	3,736,445	1,863,798	35,009,755

Proposal Three: The board of directors selected the accounting firm of Moss Adams LLP as independent accountants for the Company for the fiscal year ending December 31, 2017. The board of directors directed that the appointment of the independent accountants be submitted for ratification by the stockholders at the annual meeting. Therefore, in accordance with the voting results listed below, the appointment of Moss Adams LLP was ratified by the stockholders to serve as the independent registered public accountants for the Company for the current fiscal year ending December 31, 2017.

For	Against	Abstain
73,698,537	83,077	245,237

Item 9.01(d)	Financial Statements and Exhibits.

Exhibit 10.1	WidePoint Corporation 2017 Omnibus Incentive Plan (incorporated by reference from Appendix A to the Company’s definitive proxy statement filed October 31, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEPOINT CORPORATION

/s/ Kito Mussa
Date:	December 20, 2017	Kito Mussa
Interim Chief Financial Officer